POWER OF ATTORNEY

I, the undersigned Trustee of Old Mutual Advisor Funds (the “Trust”), whose signature appears below, hereby make, constitute and appoint Julian F. Sluyters and Andra C. Ozols, and both of them acting individually, to be my true and lawful attorneys, each of them with the power to act without any other and with full power of substitution, to execute, deliver, and file in the undersigned Trustee’s capacity as shown below, any and all instruments that said attorneys may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all pre-effective or post-effective amendments to the Trust’s registration statement, and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Trust on its behalf, and to sign the name of the Trustee on his behalf, and I hereby grant to said attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as if I might or could do personally in my capacity as aforesaid and I ratify, confirm, and approve all acts and things which said attorneys might do or cause to be done by virtue of this Power of Attorney and my signature as the same may be signed by said attorneys.

Signature	Title	Date

/s/ John R. Bartholdson	Trustee	September 29, 2006

John R. Bartholdson

POWER OF ATTORNEY

I, the undersigned Trustee of Old Mutual Advisor Funds (the “Trust”), whose signature appears below, hereby make, constitute and appoint Andra C. Ozols, to be my true and lawful attorney, with the power to act without any other and with full power of substitution, to execute, deliver, and file in the undersigned Trustee’s capacity as shown below, any and all instruments that said attorney may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all pre-effective or post-effective amendments to the Trust’s registration statement, and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Trust on its behalf, and to sign the name of the Trustee on his behalf, and I hereby grant to said attorney, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as if I might or could do personally in my capacity as aforesaid and I ratify, confirm, and approve all acts and things which said attorney might do or cause to be done by virtue of this Power of Attorney and my signature as the same may be signed by said attorney.

Signature	Title	Date

/s/ Julian F. Sluyters	Trustee	September 29, 2006

Julian F. Sluyters

POWER OF ATTORNEY

I, the undersigned Trustee of Old Mutual Advisor Funds (the “Trust”), whose signature appears below, hereby make, constitute and appoint Julian F. Sluyters and Andra C. Ozols, and both of them acting individually, to be my true and lawful attorneys, each of them with the power to act without any other and with full power of substitution, to execute, deliver, and file in the undersigned Trustee’s capacity as shown below, any and all instruments that said attorneys may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all pre-effective or post-effective amendments to the Trust’s registration statement, and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Trust on its behalf, and to sign the name of the Trustee on his behalf, and I hereby grant to said attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as if I might or could do personally in my capacity as aforesaid and I ratify, confirm, and approve all acts and things which said attorneys might do or cause to be done by virtue of this Power of Attorney and my signature as the same may be signed by said attorneys.

Signature	Title	Date

/s/ Robert M. Hamje	Trustee	September 29, 2006

Robert M. Hamje

POWER OF ATTORNEY

I, the undersigned Trustee of Old Mutual Advisor Funds (the “Trust”), whose signature appears below, hereby make, constitute and appoint Julian F. Sluyters and Andra C. Ozols, and both of them acting individually, to be my true and lawful attorneys, each of them with the power to act without any other and with full power of substitution, to execute, deliver, and file in the undersigned Trustee’s capacity as shown below, any and all instruments that said attorneys may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all pre-effective or post-effective amendments to the Trust’s registration statement, and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Trust on its behalf, and to sign the name of the Trustee on his behalf, and I hereby grant to said attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as if I might or could do personally in my capacity as aforesaid and I ratify, confirm, and approve all acts and things which said attorneys might do or cause to be done by virtue of this Power of Attorney and my signature as the same may be signed by said attorneys.

Signature	Title	Date

/s/ Jarrett B. Kling	Trustee	September 29, 2006

Jarrett B. Kling

POWER OF ATTORNEY

I, the undersigned Trustee of Old Mutual Advisor Funds (the “Trust”), whose signature appears below, hereby make, constitute and appoint Julian F. Sluyters and Andra C. Ozols, and both of them acting individually, to be my true and lawful attorneys, each of them with the power to act without any other and with full power of substitution, to execute, deliver, and file in the undersigned Trustee’s capacity as shown below, any and all instruments that said attorneys may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all pre-effective or post-effective amendments to the Trust’s registration statement, and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Trust on its behalf, and to sign the name of the Trustee on his behalf, and I hereby grant to said attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as if I might or could do personally in my capacity as aforesaid and I ratify, confirm, and approve all acts and things which said attorneys might do or cause to be done by virtue of this Power of Attorney and my signature as the same may be signed by said attorneys.

Signature	Title	Date

/s/ L. Kent Moore	Trustee	September 29, 2006

L. Kent Moore